SUPPLEMENT DATED JANUARY 27, 2011 TO THE PROSPECTUS OF

ALPS ETF TRUST

Dated August 11, 2010

This Supplement updates certain information contained in the above-dated Prospectus for ALPS ETF Trust (the “Trust”) regarding the Alerian MLP ETF (the “Fund”), a series of the Trust.  You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling 1.866.675.2639 or 1.877.526.9298 or by visiting www.alpsetfs.com or www.mlpetf.com.

Effective immediately, the Fund expects to effect redemptions for cash, rather than in-kind securities.  Accordingly, the following risk factor is added to the end of the “Summary Information - Principal Investment Risks” section of the Prospectus:

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's Shares than for more conventional ETFs.

In addition, the first paragraph under the “Summary Information - Purchase and Sale Information” section of the Prospectus is hereby deleted and replaced with the following:

ALPS ETF Trust (the “Trust”) will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The consideration for a purchase of Creation Units of the Fund is the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index. Redemptions of Creation Units are effected principally for cash.

Finally, the third paragraph in the “Introduction – ALPS ETF Trust” section of the Prospectus is hereby deleted and replaced with the following:

Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued in exchange for an in-kind deposit of a designated portfolio of securities and/or for cash.  Creation Units generally will be redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Please retain this supplement for future reference.